UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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FLOTEK INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

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FLOTEK INDUSTRIES, INC.

2930 W. Sam Houston Pkwy N., Suite 300

Houston, Texas 77043

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 29, 2009

To the Stockholders of Flotek Industries, Inc.:

At the direction of the Board of Directors of Flotek Industries, Inc. (the “Company”), a Delaware corporation, NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of the Company will be held at the Flotek Corporate Office, 2930 W. Sam Houston Pkwy. N, Suite 300, Houston, Texas 77043, on Thursday, October 29, 2009 at 9:00 a.m. (local time), for the purpose of considering and voting upon the following matters:

1. The amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 shares to 80,000,000 shares (the “Proposed Charter Amendment”);

2. The approval of the ability of the Company to pay dividends in the future in respect of its shares of preferred stock by issuing shares of the Company’s common stock (the “Preferred Stock PIK Dividend Provision”);

3. The approval of the anti-dilution price protection provision contained in certain warrants issued by the Company in a private placement in August 2009 (the “Exercisable Warrant Anti-dilution Provision”);

4. The approval of the contingent warrants issued by the Company in a private placement in August 2009 (the “Contingent Warrants”); and

5. To consider and take action upon such other matters as may properly come before the Meeting.

By order of the Board of Directors

Casey Doherty
Corporate Secretary

September         , 2009

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND

RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO

POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

Stockholders with questions about the Special Meeting or who need assistance in voting their shares may call the Company’s proxy solicitor, Innisfree M&A Incorporated, toll-free at (888) 750-5834. Banks and brokers may call collect at (212) 750-5833.

FLOTEK INDUSTRIES, INC.

2930 W. Sam Houston Pkwy N., Suite 300

Houston, Texas 77043

PROXY STATEMENT

This Proxy Statement and the accompanying form of proxy are being sent to the stockholders of Flotek Industries, Inc. (the “Company”), a Delaware corporation, in connection with the solicitation by the Board of Directors of the Company (the “Board”) of proxies to be voted at a Special Meeting of Stockholders of the Company (the “Meeting”) to be held at 9:00 a.m. (local time) on Thursday, October 29, 2009 at the Flotek Corporate Office, 2930 W. Sam Houston Pkwy. N., Suite 300, Houston, Texas 77043 and at any adjournments thereof.

The Notice of Meeting, this Proxy Statement and the accompanying form of proxy are first being mailed to the stockholders on or about September             , 2009.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on October 29, 2009. The Proxy Statement is available at www.flotekind.com/proxymaterials.

At the Meeting, stockholders will be asked (i) to consider and vote upon the amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, $0.0001 par value per share (“common stock”), from 40,000,000 shares to 80,000,000 shares (the “Proposed Charter Amendment”); (ii) to consider and vote upon the approval of the ability of the Company to pay dividends in the future in respect of its shares of preferred stock, $0.0001 par value per share (“preferred stock”), by issuing shares of the Company’s common stock (the “Preferred Stock PIK Dividend Provision”); (iii) to consider and vote upon the approval of the anti-dilution price protection provision contained in certain warrants issued by the Company in a private placement in August 2009 (the “Exercisable Warrant Anti-dilution Provision”); (iv) to consider and vote upon the approval of the contingent warrants issued by the Company in a private placement in August 2009 (the “Contingent Warrants”); and (v) to consider and take action upon such other matters as may properly come before the Meeting.

VOTING SECURITIES

The Board has fixed the close of business on September 14, 2009, as the record date (the “Record Date”) for determination of stockholders entitled to notice of, and to vote at, the Meeting. At the close of business on such date, there were outstanding and entitled to vote                      shares of common stock of the Company, which is the Company’s only authorized and outstanding class of stock entitled to vote at the Meeting.

Holders of at least one-third of the outstanding shares of common stock are required to be represented at the Meeting, in person or by proxy, to constitute a quorum. Each outstanding share of common stock as of the Record Date is entitled to one vote. There will be no cumulative voting of shares for any matter voted upon at the Meeting.

The affirmative vote of at least a majority of the shares of common stock outstanding is required to approve the Proposed Charter Amendment. In determining whether this proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will have the same effect as votes against the proposal.

The affirmative vote of at least a majority of the shares of common stock represented at the Meeting is required to approve the other matters to be considered at the Meeting. In determining whether each such other proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will have the same effect as votes against such proposal.

If the enclosed form of proxy is properly executed and returned to the Company prior to or at the Meeting and is not revoked prior to its exercise, all shares of common stock represented thereby will be voted at the Meeting and, where instructions have been given by a stockholder, will be voted in accordance with such instructions.

Any stockholder executing a proxy which is solicited hereby has the power to revoke it prior to its exercise. Revocation may be made by attending the Meeting and voting the shares of common stock in person or by delivering to the Secretary of the Company at the principal executive offices of the Company located at 2930 W. Sam Houston Parkway N., Suite 300, Houston, Texas 77043, prior to exercise of the proxy, a written notice of revocation or a later-dated, properly executed proxy.

The solicitation of proxies will be by mail, but proxies also may be solicited by telephone, telegram or in person by directors, officers and other employees of the Company. The Company will bear all costs of soliciting proxies. In order to solicit proxies, the Company will also request financial institutions, brokerage houses, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of shares of common stock as of the Record Date and will reimburse such persons for their reasonable expenses of forwarding the proxy materials in accordance with customary practice. In addition, the Company has engaged Innisfree M&A Incorporated to provide proxy solicitation services for a fee of $15,000, plus reimbursement of out-of-pocket expenses.

BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the beneficial ownership of our outstanding common stock as of September 1, 2009 by (i) each current director (including each nominee), (ii) each named executive officer of the Company identified in the Summary Compensation Table in our proxy statement for our 2009 annual meeting, and (iii) all current directors and executive officers as a group. There are currently no known beneficial owners of more than 5% of our common stock.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Number of Shares which Individual has the Right to Acquire	Total Number of Shares Beneficially Owned	Percent of Class (1)
Jerry D. Dumas, Sr. (2)	635,450	562,141	1,197,591	4.99%
Jesse E. Neyman	36,258	2,981	39,239	*
Steven A. Reeves	177,328	11,775	189,103	*
Scott D. Stanton	5,556	–	5,556	*
John W. Chisholm	103,835	25,389	129,224	*
James R. Massey	26,104	1,852	27,956	*
Kevin G. McMahon	22,620	1,852	24,472	*
Barry E. Stewart	71,968	25,057	97,025	*
Richard O. Wilson	93,304	25,057	118,361	*
James A. Jowett (3)	6,395	–	6,395	*
Lisa G. Meier (4)	40,069	–	40,069	*

All current directors & executive officers as a group (11)	1,218,887	656,104	1,874,991	7.8%

*	Less than 1%
(1)	Based on 23,437,714 shares of common stock outstanding as of September 1, 2009. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or group of persons has the right to acquire within 60 days of September 1, 2009.
(2)	Includes 18,096 shares of common stock owned by Saxton River Corporation and 26,000 shares of common stock owned by Dora Tes Foundation both of which is controlled jointly by Mr. and Mrs. Dumas. Number of Shares which Individual has the Right to Acquire do not include shares issuable upon conversion of certain preferred stock or exercise of certain warrants that are not issuable within 60 days hereof as a result of provisions in the governing instruments of such preferred stock and warrants limiting the conversion or exercise thereof if such conversion or exercise would cause the holder to beneficially own more than 4.99% of our common stock.
(3)	Shares owned by Mr. Jowett as of final date of employment.
(4)	Shares owned by Ms. Meier as of final date of employment.

PROPOSAL 1: AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

Our Board has unanimously approved and is submitting for stockholder approval an amendment to our Amended and Restated Certificate of Incorporation, also referred to as the Charter, to increase the number of authorized shares of common stock from 40,000,000 shares to 80,000,000 shares. The number of preferred shares (currently 100,000) will be left unchanged.

Of the 40,000,000 currently authorized shares of common stock, as of September 1, 2009, there were 23,697,430 shares issued and 23,437,714 shares outstanding (not including 259,716 shares held as treasury shares). In addition, as of September 1, 2009, 8,907,698 shares were reserved for issuance upon the conversion of outstanding convertible notes, the exercise of outstanding warrants and the exercise of outstanding stock options under our stock-based compensation plans.

If Proposal No. 1 is approved, we will file the certificate of amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which will become effective either upon filing or at such time as the Board determines the appropriate effective time for the increase in authorized shares, subject to Delaware law. The certificate of amendment would provide that Article FOUR of our Amended and Restated Certificate of Incorporation be amended to read as follows:

“FOUR: The aggregate number of shares which the corporation shall have the authority to issue is 80,100,000, consisting of 80,000,000 shares of Common Stock, par value of $.0001 per share, and 100,000 shares of Preferred Stock, par value of $.0001 per share.

Overview of Private Placement Transaction

On August 12, 2009, we completed a private placement of shares of our preferred stock and warrants to purchase shares of our common stock, yielding aggregate gross proceeds of $16 million. We undertook this private placement transaction to strengthen our balance sheet and increase our liquidity. In connection with this private placement, we also entered into a amendment to our bank credit facility to waive covenant violations as of June 30, 2009 and relax certain of the financial covenant obligations under our bank credit facility in the future. These actions were necessitated by the current downturn in domestic oil and gas drilling activity, which has adversely impacted our liquidity and results of operations. We used a portion of the net proceeds of this private placement to repay borrowings under our revolving credit facility, and will use the balance of the net proceeds for general corporate purposes, including making scheduled interest payments on our indebtedness.

In the private placement transaction, we issued an aggregate of 16,000 shares of our preferred stock, which are convertible into an aggregate of 6,956,512 shares of our common stock. We also issued currently exercisable warrants (the “Exercisable Warrants”) entitling the holders to purchase an aggregate of 2,480,000 shares of our common stock at an exercise price of $2.31 per share and Contingent Warrants entitling the holders, after stockholder approval of the Contingent Warrants, to purchase an aggregate of 8,000,000 shares of our common stock at an exercise price of $2.45 per share. We do not currently have a sufficient number of authorized and unissued shares of common stock to permit the exercise of the Contingent Warrants. The terms of the preferred stock also permit us, after obtaining stockholder approval, to pay dividends on the preferred stock by issuing shares of our common stock in lieu of paying cash dividends. We do not currently have a sufficient number of authorized and unissued shares of common stock to permit us to issue shares of our common stock in lieu of paying cash dividends on our preferred stock. In addition, in order to reserve a sufficient number of shares of our common stock for issuance of shares upon conversion of the preferred stock and exercise of the Exercisable Warrants, we were required to utilize approximately 1,251,905 shares of our common stock that had previously been reserved for the issuance of common stock upon future grants of restricted stock or the exercise of future options under our existing stock incentive plans. As a result, we no longer have a sufficient number of authorized and unissued shares of common stock to permit us to make future grants under our current stock incentive plans.

The purchase agreements we entered into with the investors in the private placement transaction require us to seek stockholder approval of the matters described in this Proxy Statement, including the Proposed Charter Amendment, and provide for certain penalties if we do not obtain stockholder approval of these matters.

Why We Are Seeking Stockholder Approval

Pursuant to the law of our state of incorporation, Delaware, our Board must approve any amendment to our Charter and submit the amendment to stockholders. The affirmative vote of a majority of the outstanding shares of our common stock is required to approve Proposal No. 1. If stockholders approve Proposal No. 1, we will have sufficient authorized shares of our common stock to enable the exercise of the Contingent Warrants and to make future grants of options under our current stock incentive plans. If stockholders do not approve Proposal No. 1, we will be subject to the penalties described below.

Consequences of Not Obtaining Stockholder Approval

Pursuant to the terms of the preferred stock, the dividend rate on the preferred stock will increase from 15% per annum to 17.5% per annum if we have not obtained stockholder approval of the Proposed Charter Amendment, the Preferred Stock PIK Dividend Provision and the Contingent Warrants on or before December 10, 2009, and will further increase to 20% per annum if we have not obtained such stockholder approval by April 9, 2010. Upon any subsequent obtaining of such stockholder approval, the dividend rate on the preferred stock will return to 15% per annum. Thus, failure to obtain stockholder approval of the Proposed Charter Amendment will result in increased dividends under our preferred stock. It is important that you approve the Proposed Charter Amendment so that the dividend rate on the preferred stock does not increase.

Also pursuant to the terms of the preferred stock, if we have not obtained stockholder approval of the Proposed Charter Amendment, the Preferred Stock PIK Dividend Provision and the Contingent Warrants on or before June 30, 2011, we will be required to make an offer to purchase all outstanding shares of our preferred stock at a price equal to 110% of the liquidation preference of the preferred stock plus all accrued and unpaid dividends. We may not have sufficient funds to pay the purchase price for any shares of preferred stock that are tendered to us if we are required to make this offer to purchase. It is therefore important that you approve the Proposed Charter Amendment so that we will not be required to make this offer to purchase the outstanding preferred stock in July 2011.

In addition, we believe that we will be required under generally accepted accounting principles to classify the preferred stock as indebtedness if we have not obtained the required stockholder approvals to eliminate this obligation to make an offer to repurchase the preferred stock. If we are required to classify the preferred stock as indebtedness, we currently would fall below the continued listing requirements of the New York Stock Exchange (“NYSE”) relating to minimum market value and stockholders’ equity, which could result in the delisting of our shares of common stock from the NYSE. If our shares of common stock are delisted from the NYSE and we are unable to list our shares of common stock on another U.S. national or regional securities exchange or have our shares of common stock quoted on an established automated over-the-counter trading market in the United States within 30 days, we will be required to make an offer to repurchase all of our outstanding convertible notes at a price of 100% of the principal amount thereof plus accrued and unpaid interest. We may not have sufficient funds to pay the purchase price for any convertible notes that are tendered to us if we are required to make this offer to repurchase. It is therefore important that you approve the Proposed Charter Amendment so that we do not run this risk of our common stock being delisted from the NYSE and the risk of potentially being required to make an offer to repurchase our convertible notes.

Pursuant to the terms of the preferred stock, we can, at our election, automatically convert all outstanding shares of preferred stock into common stock if the closing price of our common stock equals or exceeds 150% of the preferred stock conversion price for at least 15 trading days in any period of 30 consecutive trading days. If we cause the preferred stock to automatically convert into shares of common stock before we have paid eight quarterly dividends on the preferred stock, we will be required to pay an additional amount to the holders of the preferred stock in connection with such automatic conversion equal to eight quarterly dividends less all dividends previously paid. This feature of the preferred stock will enable us to eliminate the further accrual of dividends on the preferred stock by converting all of the preferred stock into common stock. However, we cannot cause such automatic conversion unless we have previously obtained stockholder approval of the Proposed Charter Amendment and the Contingent Warrants. It is therefore important that you approve the Proposed Charter Amendment so that we will have the ability to automatically convert the preferred stock into shares of common stock if the price of our common stock reaches the required levels.

If stockholders do not approve the Proposed Charter Amendment at the meeting to which this Proxy Statement relates, the investors in our private placement transaction can require us to call and hold up to three additional meetings of our stockholders to consider and vote on the Proposed Charter Amendment and any of the other proposals set forth in this Proxy Statement that have not previously been approved. Calling such meetings and preparing and distributing proxy materials for such meetings will be expensive and will likely distract management of the Company from the operations of the Company. It is therefore important that you approve the Proposed Charter Amendment so that we are not required to call and hold additional special meetings of our stockholders to consider this and the other proposals again.

Other Considerations

While not the primary purpose for the proposed increase, the additional authorized shares of common stock will also be available from time to time for corporate purposes, including raising additional capital, acquisitions of other companies, products, technologies or businesses, stock dividends, stock splits and other distributions. We do not have any current intention or plan to issue shares of common stock for any purpose except for the issuance of shares (i) upon exercise of the Contingent Warrants (if the Contingent Warrants are approved by stockholders), (ii) in payment of dividends on our preferred stock, if and when declared by our Board and not paid in cash (and if the Preferred Stock PIK Dividend Provision is approved by stockholders), and (iii) upon the exercise of outstanding stock options and future issuances under our existing equity compensation plans to the extent deemed appropriate by the Compensation Committee of our Board.

Authorized but unissued shares of our common stock may be issued from time to time upon authorization by our Board, at such times, to such persons and for such consideration as the Board may determine in its discretion, except as may be required for a particular transaction by applicable law, regulation or the rules of the NYSE. When and if such shares are issued, they would have the same voting and other rights and privileges as the currently issued and outstanding shares of common stock.

The authorization of the additional shares of common stock would not, by itself, have any effect on the rights of stockholders. However, holders of common stock have no preemptive rights to acquire additional shares of common stock, so the issuance of additional shares could have a dilutive effect on earnings per share and the voting power of existing stockholders at the time of the issuance. The issuance of additional shares of common stock, or the perception that additional shares may be issued, may also adversely affect the market price of our common stock.

The Board does not believe an increase in the number of authorized shares of our common stock would significantly affect the ability of a third party to attempt to gain control of us. However, it is possible that an increase in authorized shares of common stock could render such an acquisition more difficult under certain circumstances or discourage an attempt by a third party to obtain control of us by making possible the issuance of shares that would dilute the share ownership of a person attempting to obtain control or otherwise make it difficult to obtain any required stockholder approval for a proposed transaction for control. The Board has no current intention to authorize the issuance of additional shares of common stock for such purposes and is not aware of any present attempt to obtain control of us or otherwise accumulate our common stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1 TO AMEND OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

PROPOSAL 2: APPROVAL OF THE ABILITY OF THE COMPANY TO PAY DIVIDENDS IN

RESPECT OF THE PREFERRED STOCK IN SHARES OF COMMON STOCK

Our Board has unanimously approved and is submitting for stockholder approval this proposal to permit the Company to pay dividends in the future in respect of its shares of preferred stock by issuing shares of the Company’s common stock. If stockholders approve this Proposal No. 2, the Company will have the option in the future to pay dividends on its preferred stock in either cash or shares of our common stock or a combination of cash and shares of our common stock.

Why We Are Seeking Stockholder Approval

We issued 16,000 shares of our preferred stock on August 12, 2009 in our private placement transaction. Each share of preferred stock has a liquidation preference of $1,000, and dividends on these shares of preferred stock accrue at 15% per annum, subject to increase in certain circumstances. Dividends on our outstanding shares of preferred stock are payable quarterly in cash or, at our option after stockholder approval of this Proposal No. 2, in shares of common stock based on the volume weighted average trading price of a share of common stock for the 10 trading days prior to the payment date of such dividends, or a combination of cash and shares of common stock. Although we do not currently have a sufficient number of authorized shares of common stock to pay dividends on our preferred stock in shares of our common stock, we will have sufficient authorized shares of common stock if stockholders approve the Proposed Charter Amendment described above in Proposal No. 1.

We believe that the ability to pay dividends on the shares of preferred stock by issuing shares of common stock will give us greater flexibility to retain cash for other uses, such as debt service payments and capital expenditures. In the current economic climate, we believe that it is important for us to have the option to preserve working capital by being able to pay dividends on our preferred stock by issuing shares of common stock in lieu of paying cash dividends.

The purchase agreements we entered into with the investors in the private placement transaction require us to seek stockholder approval of the matters described in this Proxy Statement, including the Preferred Stock PIK Dividend Provision, and provide for certain penalties if we do not obtain stockholder approval of these matters. If stockholders do not approve this Proposal No. 2, we will be subject to the penalties described below.

Consequences of Not Obtaining Stockholder Approval

Pursuant to the terms of the preferred stock, the dividend rate on the preferred stock will increase from 15% per annum to 17.5% per annum if we have not obtained stockholder approval of the Proposed Charter Amendment, the Preferred Stock PIK Dividend Provision and the Contingent Warrants on or before December 10, 2009, and will further increase to 20% per annum if we have not obtained such stockholder approval by April 9, 2010. Upon any subsequent obtaining of such stockholder approval, the dividend rate on the preferred stock will return to 15% per annum. Thus, failure to obtain stockholder approval of the Preferred Stock PIK Dividend Provision will result in increased dividends under our preferred stock. It is important that you approve the Preferred Stock PIK Dividend Provision so that the dividend rate on the preferred stock does not increase.

Also pursuant to the terms of the preferred stock, if we have not obtained stockholder approval of the Proposed Charter Amendment, the Preferred Stock PIK Dividend Provision and the Contingent Warrants on or before June 30, 2011, we will be required to make an offer to purchase all outstanding shares of our preferred stock at a price equal to 110% of the liquidation preference of the preferred stock plus all accrued and unpaid dividends. We may not have sufficient funds to pay the purchase price for any shares of preferred stock that are tendered to us if we are required to make this offer to purchase. It is therefore important that you approve the Preferred Stock PIK Dividend Provision so that we will not be required to make this offer to purchase the outstanding preferred stock in July 2011.

In addition, we believe that we will be required under generally accepted accounting principles to classify the preferred stock as indebtedness if we have not obtained the required stockholder approvals to eliminate this obligation to make an offer to repurchase the preferred stock. If we are required to classify the preferred stock as indebtedness, we currently would fall below the continued listing requirements of the NYSE relating to minimum market value and stockholders’ equity, which could result in the delisting of our shares of common stock from the NYSE. If our shares of common stock are delisted from the NYSE and we are unable to list our shares of common stock on another U.S. national or regional securities exchange or have our shares of common stock quoted on an established automated over-the-counter trading market in the United States within 30 days, we will be required to make an offer to repurchase all of our outstanding convertible notes at a price of 100% of the principal amount thereof plus accrued and unpaid interest. We may not have sufficient funds to pay the purchase price for any convertible notes that are tendered to us if we are required to make this offer to repurchase. It is therefore important that you approve the Preferred Stock PIK Dividend Provision so that we do not run this risk of our common stock being delisted from the NYSE and the risk of potentially being required to make an offer to repurchase our convertible notes.

If stockholders do not approve the Preferred Stock PIK Dividend Provision at the meeting to which this Proxy Statement relates, the investors in our private placement transaction can require us to call and hold up to three additional meetings of our stockholders to consider and vote on the Preferred Stock PIK Dividend Provision and any of the other proposals set forth in this Proxy Statement that have not previously been approved. Calling such meetings and preparing and distributing proxy materials for such meetings will be expensive and will likely distract management of the Company from the operations of the Company. It is therefore important that you approve the Preferred Stock PIK Dividend Provision so that we are not required to call and hold additional special meetings of our stockholders to consider this and the other proposals again.

Other Considerations

The issuance of additional shares of common stock in payment of dividends on our shares of preferred stock could have a dilutive effect on earnings per share and the voting power of existing stockholders at the time of the issuance. The issuance of additional shares of common stock, or the perception that additional shares may be issued, may also adversely affect the market price of our common stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 2 TO APPROVE THE PREFERRED STOCK PIK DIVIDEND PROVISION.

PROPOSAL 3: APPROVAL OF THE EXERCISABLE WARRANT ANTI-DILUTION PROVISION

Our Board has unanimously approved and is submitting for stockholder approval this proposal to approve the anti-dilution provision of certain warrants we issued in our private placement transaction on August 12, 2009. If stockholders approve this Proposal No. 3, the exercise price of such warrants will be subject to adjustment in certain circumstances.

Why We Are Seeking Stockholder Approval

In the private placement transaction that we completed on August 12, 2009, we issued shares of preferred stock and warrants to purchase shares of our common stock. Of those warrants, warrants to purchase an aggregate of 2,480,000 shares of common stock are currently exercisable, and warrants to purchase 8,000,000 shares of common stock are contingent on stockholder approval (as described below in Proposal No. 4). The Exercisable Warrants contain a provision that provides that if, prior to the exercise or termination of the Exercisable Warrants, we issue shares of common sock or securities convertible into or exercisable for shares of common sock at a consideration per share less than the exercise price of the Exercisable Warrants (currently $2.31 per share), subject to certain exceptions, the exercise price of the Exercisable Warrants will be reduced to be equal to the aggregate consideration per share of common stock received by the Company in such issuance. In accordance with NYSE rules, this provision only applies after we have obtained stockholder approval of such anti-dilution price protection provision. The Exercisable Warrants will expire if not exercised on or before August 11, 2014. The anti-dilution provision of the Exercisable Warrants and related definitions are attached to this Proxy Statement as Exhibit A.

The purchase agreements we entered into with the investors in the private placement transaction require us to seek stockholder approval of the matters described in this Proxy Statement, including the Exercisable Warrant Anti-dilution Provision, and provide for certain penalties if we do not obtain stockholder approval of these matters. If stockholders do not approve this Proposal No. 3, we will be subject to the penalties described below.

Consequences of Not Obtaining Stockholder Approval

If stockholders do not approve the Exercisable Warrant Anti-dilution Provision at the meeting to which this Proxy Statement relates, the investors in our private placement transaction can require us to call and hold up to three additional meetings of our stockholders to consider and vote on the Exercisable Warrant Anti-dilution Provision and any of the other proposals set forth in this Proxy Statement that have not previously been approved. Calling such meetings and preparing and distributing proxy materials for such meetings will be expensive and will likely distract management of the Company from the operations of the Company. It is therefore important that you approve the Exercisable Warrant Anti-dilution Provision so that we are not required to call and hold additional special meetings of our stockholders to consider this and the other proposals again.

Other Considerations

Any reduction in the exercise price of the Exercisable Warrants will result in the receipt by the Company of less consideration upon the exercise of the Exercisable Warrants, which may have a dilutive effect on the book value per share of our common stock. However, the Exercisable Warrant Anti-dilution Provision will not increase the number of shares of common stock issuable upon exercise of the Exercisable Warrants.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 3 TO APPROVE THE EXERCISABLE WARRANT ANTI-DILUTION PROVISION.

PROPOSAL 4: APPROVAL OF THE CONTINGENT WARRANTS

Our Board has unanimously approved and is submitting for stockholder approval this proposal to approve the Contingent Warrants we issued in our private placement transaction on August 12, 2009. If stockholders approve this Proposal No. 4, the Contingent Warrants will be exercisable on the terms described below.

Why We Are Seeking Stockholder Approval

In the private placement transaction that we completed on August 12, 2009, we issued shares of preferred stock and warrants to purchase shares of our common stock. Of those warrants, warrants to purchase 8,000,000 shares of common stock are contingent on stockholder approval as set forth in this Proposal No. 4. In accordance with NYSE rules, the Contingent Warrants are not exercisable until we have obtained stockholder approval of the Contingent Warrants.

The purchase agreements we entered into with the investors in the private placement transaction require us to seek stockholder approval of the matters described in this Proxy Statement, including the Contingent Warrants, and provide for certain penalties if we do not obtain stockholder approval of these matters. If stockholders do not approve this Proposal No. 4, we will be subject to the penalties described below.

Summary of the Contingent Warrants

The terms of the Contingent Warrants are governed by the warrant certificates issued to the investors in the private placement transaction, and the following summary is qualified in its entirety by the terms set forth in such warrant certificates. A form of the warrant certificate governing the Contingent Warrants is attached to this Proxy Statement as Exhibit B.

The Contingent Warrants will be exercisable at any time on or after the first business day following approval by the stockholders of the Contingent Warrants and the Proposed Charter Amendment and on or before 5:00 p.m., New York time, on the earlier of (1) the sixty-month anniversary of the day following approval by the stockholders of the Contingent Warrants and the Proposed Charter Amendment or (2) the ninety-eight-month anniversary of August 12, 2009.

The Contingent Warrants will be exercisable, at the option of each holder, in whole or in part by properly delivering a notice of exercise to the Company, accompanied by payment in full for the number of shares of the common stock purchased upon such exercise (except in the event of a proper cashless exercise as described below).

The holder will not have the right to exercise any portion of the Contingent Warrants to the extent the holder would beneficially own in excess of 4.99% (or, if elected by a holder of the warrant upon not less than 61 days’ advance written notice, up to 9.99%) of the number of shares of common stock outstanding immediately after the exercise.

If we are in breach of our obligations under the purchase agreements that we entered into in connection with the private placement transaction to provide an effective registration statement for the resale of the shares of common stock issuable upon exercise of the Contingent Warrants, then the Contingent Warrants may be exercised, if otherwise exercisable and only during the continuation of such breach, on a cashless basis. If any Contingent Warrants are so exercisable on a cashless basis, such Contingent Warrants will be exercisable, in whole or in part by properly delivering a notice of exercise to the Company, by canceling a portion of the warrant in payment of the purchase price payable in respect of the number of shares of common stock purchased upon such exercise.

The exercise price per share of common stock underlying the Contingent Warrants is $2.45. This exercise price is subject to appropriate adjustment in the event of stock splits, certain dividends and distributions, reorganizations and similar events affecting the Company’s common stock.

If prior to the exercise or termination of the Contingent Warrants we issue shares of common stock or securities convertible into or exercisable for shares of common stock at a consideration per share less than the exercise price of the Contingent Warrants, subject to certain exceptions, the exercise price of the Contingent Warrants will be reduced to be equal to the aggregate consideration per share of common stock received by us in such issuance.

It shall be a condition to our entry into a Fundamental Transaction that the successor entity assumes in writing (or remains bound by) all of our obligations under the Contingent Warrants pursuant to written agreements, including (if necessary) agreements to deliver to each holder of Contingent Warrants in exchange for such Contingent Warrants a written instrument issued by the successor entity substantially similar in form and substance to the Contingent Warrants exercisable for the consideration that would have been issuable in the Fundamental Transaction in respect of the shares issuable upon exercise of the Contingent Warrants had the Contingent Warrants been exercised immediately prior to the consummation of the Fundamental Transaction. In the event of certain Fundamental Transactions, we will be required to make an offer to purchase the Contingent Warrants from the holders after such Fundamental Transaction at the Black Scholes value of such Contingent Warrants.

“Fundamental Transaction” means one or more related transactions in which, (i) the Company, directly or indirectly, effects any merger or consolidation with or into another person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another person) is completed pursuant to which holders of the Company’s common stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the Company’s outstanding common stock, (iv) the Company, directly or indirectly, effects any reclassification, reorganization or recapitalization of its common stock or any compulsory share exchange pursuant to which the Company’s common stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person whereby such other person acquires more than 50% of the outstanding shares of the Company’s common stock (not including any shares of common stock held by the other person or other persons making or party to, or associated or affiliated with the other persons making or party to, such stock or share purchase agreement or other business combination).

The Contingent Warrants and all associated rights are transferable, in whole or in part, at the option of the holder, upon surrender to us of the Contingent Warrant together with a written assignment of the Contingent Warrant duly executed by the holder of such Contingent Warrant, payment to us of funds sufficient to pay any transfer taxes payable upon the making of such transfer, and delivery by the holder and transferee to us of any factual representations reasonably required to establish exemptions from the registration requirements of applicable securities laws relating to such transfer. The Contingent Warrants are “restricted securities” under Rule 144, and may not be transferred except pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act. We have no obligation to file a registration statement to register the resale of the Contingent Warrants.

Consequences of Not Obtaining Stockholder Approval

Pursuant to the terms of the preferred stock, the dividend rate on the preferred stock will increase from 15% per annum to 17.5% per annum if we have not obtained stockholder approval of the Proposed Charter Amendment, the Preferred Stock PIK Dividend Provision and the Contingent Warrants on or before December 10, 2009, and will further increase to 20% per annum if we have not obtained such stockholder approval by April 9, 2010. Upon any subsequent obtaining of such stockholder approval, the dividend rate on the preferred stock will return to 15% per annum. Thus, failure to obtain stockholder approval of the Contingent Warrants will result in increased dividends under our preferred stock. It is important that you approve the Contingent Warrants so that the dividend rate on the preferred stock does not increase.

Also pursuant to the terms of the preferred stock, if we have not obtained stockholder approval of the Proposed Charter Amendment, the Preferred Stock PIK Dividend Provision and the Contingent Warrants on or before June 30, 2011, we will be required to make an offer to purchase all outstanding shares of our preferred stock at a price equal to 110% of the liquidation preference of the preferred stock plus all accrued and unpaid dividends. We may not have sufficient funds to pay the purchase price for any shares of preferred stock that are tendered to us if we are required to make this offer to purchase. It is therefore important that you approve the Contingent Warrants so that we will not be required to make this offer to purchase the outstanding preferred stock in July 2011.

In addition, we believe that we will be required under generally accepted accounting principles to classify the preferred stock as indebtedness if we have not obtained the required stockholder approvals to eliminate this obligation to make an offer to repurchase the preferred stock. If we are required to classify the preferred stock as indebtedness, we currently would fall below the continued listing requirements of the NYSE relating to minimum market value and stockholders’ equity, which could result in the delisting of our shares of common stock from the NYSE. If our shares of common stock are delisted from the NYSE and we are unable to list our shares of common stock on another U.S. national or regional securities exchange or have our shares of common stock quoted on an established automated over-the-counter trading market in the United States within 30 days, we will be required to make an offer to repurchase all of our outstanding convertible notes at a price of 100% of the principal amount thereof plus accrued and unpaid interest. We may not have sufficient funds to pay the purchase price for any convertible notes that are tendered to us if we are required to make this offer to repurchase. It is therefore important that you approve the Contingent Warrants so that we do not run this risk of our common stock being delisted from the NYSE and the risk of potentially being required to make an offer to repurchase our convertible notes.

If stockholders do not approve the Contingent Warrants at the meeting to which this Proxy Statement relates, the investors in our private placement transaction can require us to call and hold up to three additional meetings of our stockholders to consider and vote on the Contingent Warrants and any of the other proposals set forth in this Proxy Statement that have not previously been approved. Calling such meetings and preparing and distributing proxy materials for such meetings will be expensive and will likely distract management of the Company from the operations of the Company. It is therefore important that you approve the Contingent Warrants so that we are not required to call and hold additional special meetings of our stockholders to consider this and the other proposals again.

Other Considerations

The issuance of additional shares of common stock upon exercise of the Contingent Warrants could have a dilutive effect on earnings per share and the voting power of existing stockholders at the time of the issuance. The issuance of additional shares of common stock, or the perception that additional shares may be issued, may also adversely affect the market price of our common stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 4 TO APPROVE THE CONTINGENT WARRANTS.

OTHER MATTERS

The Board is not aware of any other matters that may come before the Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Meeting.

STOCKHOLDER COMMUNICATIONS

Stockholder proposals for inclusion in the Proxy Statement for the 2010 Annual Meeting of Stockholders must be received by the Company at its principal executive offices by January 6, 2010 to be considered for inclusion in the Proxy Statement and form of proxy relation to the 2010 Annual Meeting of Stockholders. Such stockholder proposals, together with any supporting statements, should be directed to the Secretary of the Company.

Stockholders and interested parties who wish to communicate with the Board, or with any individual director, may do so by (1) calling Lighthouse Services Inc., a third party call center, at (800) 785-1003 or (2) correspondence addressed to the Board, or to an individual director, at the principal executive offices of the Company. All communications received from stockholders are sent directly to Board members.

Stockholders who have questions about the Special Meeting or who need assistance in voting their shares may call the Company’s proxy solicitor, Innisfree M&A Incorporated, toll-free at (888) 750-5834. Banks and brokers may call collect at (212) 750-5833.

EXHIBIT A

Anti Dilution Provision of Exercisable Warrants and Related Definitions

Subject to stockholder approval of this section, if at any time on or after the Initial Exercise Date the Company issues or sells, or in accordance with this is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding Excluded Securities) for a consideration per share (the “New Issuance Price”) less than a price (the “Applicable Price”) equal to the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing, a “Dilutive Issuance”), then immediately after such Dilutive Issuance the Exercise Price then in effect shall be reduced to an amount equal to the New Issuance Price. For purposes of determining the adjusted Exercise Price under this section, the following shall be applicable:

(a) Issuance of Options. If the Company in any manner grants any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this section, the “lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion, exercise or exchange of such Convertible Securities” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(b) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this section, the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this exercisable warrant has been or is to be made pursuant to other provisions of this section, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

(c) Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock increases or decreases at any time, the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this section, if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of this exercisable warrant are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the

Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this section shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

(d) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.0001. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such security on the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined in good faith by the board of directors of the Company.

(e) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

Certain Defined Terms

“Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, L.P. (“Bloomberg”), or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or Trading Market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).

“Common Stock” means the common stock, par value $0.0001 per share, of the Company.

“Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

“Excluded Securities” means any Common Stock issued or issuable: (i) in connection with any stock plan of the Company; (ii) upon exercise of the exercisable warrants; (iii) pursuant to a bona fide firm commitment underwritten public offering with a nationally recognized underwriter that generates gross proceeds to the Company in excess of $25,000,000 (other than an “at-the-market offering” as defined in Rule 415(a)(4) under the Securities Act and “equity lines”); (iv) upon conversion of any Options or Convertible Securities that are outstanding on the day immediately preceding the Initial Exercise Date, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Initial Exercise Date; (v) in connection with any acquisition, merger, joint venture or strategic investment that has been approved by the board of directors of the Company; (vi) securities issued to commercial banks or financial institutions, the primary business of which is not making equity-related loans; (vii) securities issued to lessors in connection with commercial credit arrangements, equipment financings or similar transactions or to independent contractors or vendors of the Company in connection with bona fide business transactions; or (vii) upon conversion of the preferred stock issued in connection with the exercisable warrants.

“Exercise Price” means $2.31 per share of Common Stock under the exercisable warrant, subject to adjustment.

“Initial Exercise Date” means August 11, 2009.

“Options” means any right, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

“Principal Market” means the New York Stock Exchange.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE Alternext, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

EXHIBIT B

NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS OR THE COMPANY HAS RECEIVED FROM THE HOLDER REASONABLE ASSURANCE THAT THE SECURITIES CAN BE SOLD, ASSIGNED OR TRANSFERRED PURSUANT TO RULE 144 UNDER THE SECURITIES ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

FLOTEK INDUSTRIES, INC.

WARRANT TO PURCHASE COMMON STOCK

Warrant Shares:	Issue Date: August 11, 2009

THIS WARRANT TO PURCHASE COMMON STOCK (the “Warrant”) certifies that, for value received,                          (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date Flotek Industries, Inc., a Delaware corporation (the “Company”) obtains the Stockholder Approval described in Section 5 hereof (the “Initial Exercise Date”) and on or prior to the earlier of (i) 5:00 p.m. Eastern time on the 60-month anniversary of the date the Company obtains the Stockholder Approval, or (ii) 5:00 p.m. Eastern time on the 98-month anniversary of the date hereof (the “Termination Date”) but not thereafter, to subscribe for and purchase from the Company                      fully paid nonassessable shares of Common Stock of the Company (the “Warrant Shares”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. As used herein, the following terms shall have the following respective meanings:

a) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

b) “Board of Directors” means the board of directors of the Company.

c) “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

d) “Certificate of Designations” means the Certificate of Designations of the Company establishing the Preferred Stock.

e) “Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company, as such may be amended, modified or restated from time to time.

f) “Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, L.P. (“Bloomberg”), or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or Trading Market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).

g) “Commission” means the United States Securities and Exchange Commission.

h) “Common Stock” means the common stock, par value $0.0001 per share, of the Company.

i) “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

j) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

k) “Excluded Securities” means any Common Stock issued or issuable: (i) in connection with any stock plan of the Company; (ii) upon exercise of the Warrants; (iii) pursuant to a bona fide firm commitment underwritten public offering with a nationally recognized underwriter that generates gross proceeds to the Company in excess of $25,000,000 (other than an “at-the-market offering” as defined in Rule 415(a)(4) under the Securities Act and “equity lines”); (iv) upon conversion of any Options or Convertible Securities that are outstanding on the day immediately preceding the Initial Exercise Date, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Initial Exercise Date; (v) in connection with any acquisition, merger, joint venture or strategic investment that has been approved by the Board of Directors of the Company; (vi) securities issued to commercial banks or financial institutions, the primary business of which is not making equity-related loans; (vii) securities issued to lessors in connection with commercial credit arrangements, equipment financings or similar transactions or to independent contractors or vendors of the Company in connection with bona fide business transactions; or (viii) in connection with the conversion of the Preferred Stock or exercise of the warrants issued in connection with the Warrants (including warrants issued after the date hereof to the placement agent pursuant to the agreement between the Company and the placement agent entered into in connection with the issuance of Warrants, not to exceed 175,000 shares at an exercise price of not less than $2.31 per share).

l) “Options” means any right, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

m) “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or agency or subdivision thereof) or other entity of any kind.

n) “Preferred Stock” means the Series A Cumulative Convertible Preferred Stock of the Company established pursuant to the Certificate of Designations.

o) “Principal Market” means the New York Stock Exchange.

p) “Purchase Agreement” means the Unit Purchase Agreements, dated as of August 11, 2009, among the Company and the purchasers signatory thereto.

q) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

r) “Trading Day” means a day on which the Principal Market is open for trading.

s) “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE Alternext, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

t) “Transfer Agent” means American Stock Transfer & Trust Company, the current transfer agent of the Company, and any successor transfer agent of the Company.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto; and, within three Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of reducing the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within one Business Day of receipt of such notice. In the event of any dispute or discrepancy, the records of the Company shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $2.45, subject to adjustment hereunder (the “Exercise Price”).

c) Mechanics of Exercise.

i. Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the Transfer Agent to the Holder by physical delivery to the address specified by the Holder in the Notice of Exercise by the date that is three Trading Days after the latest of (A) the delivery to the Company of the Notice of Exercise Form, (B) surrender of this Warrant (if required) and (C) payment of the aggregate Exercise Price as set forth above (such date, the “Warrant Share Delivery Date”). This Warrant shall be deemed to have been exercised on the first date on which all of the foregoing have been delivered to the Company. The Warrant Shares shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(c)(iv) prior to the issuance of such shares, having been paid.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

iv. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

v. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

d) Cashless Exercise. Notwithstanding anything contained herein requiring the payment of the Exercise Price in cash upon exercise of the Warrants, if at any time that the Warrants are exercisable the Company is in breach of its obligations to provide an effective registration statement covering the resale of the Warrant Shares that are the subject of the Notice of Exercise (the “Unavailable Warrant Shares”) pursuant to Section 7 of the Purchase Agreement, the Holder may, in its sole discretion, but only during the continuation of such breach, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)

B

For purposes of the foregoing formula:

A = the total number of shares with respect to which this Warrant is then being exercised.

B = the Closing Sale Price of the shares of Common Stock on the date immediately preceding the date of the Notice of Exercise.

C = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Section 3. Certain Adjustments. The Exercise Price shall be adjusted from time to time as follows:

a) Adjustment upon Issuance of Common Stock. If at any time on or after the date upon which these Warrants were first issued, the Company issues or sells, or in accordance with this is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding Excluded Securities) for a consideration per share (the “New Issuance Price”) less than a price (the “Applicable Price”) equal to the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing, a “Dilutive Issuance”), then immediately after such Dilutive Issuance the Exercise Price then in effect shall be reduced to an amount equal to the New Issuance Price. For purposes of determining the adjusted Exercise Price under this Section 3(a), the following shall be applicable:

i. Issuance of Options. If the Company in any manner grants any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 3(a)(i), the “lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion, exercise or exchange of such Convertible Securities” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

ii. Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 3(a)(ii), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 3(a), no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

iii. Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock increases or decreases at any time, the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 3(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of this Warrant are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 3(a) shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

iv. Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.0001. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such security on the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined in good faith by the Board of Directors of the Company.

v. Record Date. If the Company takes a record of the Holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

b) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(b) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

c) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such

Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant or the failure to have amended the Certificate of Incorporation of the Company as described in Section 5). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction that is (1) an all cash transaction, (2) a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act, or (3) a Fundamental Transaction in which the Common Stock is converted into a security not traded on a national securities exchange, including, but not limited to, the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction, purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black and Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) if applicable, the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date. The Company will comply with all the applicable provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act, if required, in connection with any offer by the Company to repurchase the Warrants and to the extent necessary to comply therewith, the time periods specified herein shall be extended accordingly. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the Purchase Agreement in accordance with the provisions of this Section 3(c) prior to such Fundamental Transaction and shall, at the option of the Holder of this Warrant, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction).

Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the Purchase Agreement referring to the “Company” shall refer instead to the “Successor Entity”), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the Purchase Agreement with the same effect as if such Successor Entity had been named as the Company herein.

d) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

e) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii. Other Events. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, (E) the Company shall undertake or shall be aware of the pending consummation of a Fundamental Transaction or (F) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register (as defined below) of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as otherwise set forth herein.

Section 4. Transfer of Warrant.

a) Transferability. This Warrant and all rights hereunder (including, without limitation, any registration rights pursuant to the Purchase Agreement) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney, funds sufficient to pay any transfer taxes payable upon the making of such transfer and upon the Holder and transferee providing to the Company any factual representations reasonably required by the Company to establish exemptions from the registration requirements of applicable securities laws relating to such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date set forth on the first page of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act. Each Holder represents that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act.

Section 5. Stockholder Approval.

a) The Warrants may not be exercised until the stockholders of the Company have approved (i) the Warrants and (ii) the amendment to the Company’s Certificate of Incorporation to increase the authorized shares of Common Stock of the Company from 40,000,000 shares to not less than 80,000,000 shares to allow for the issuance and delivery of all shares of Common Stock issuable upon exercise of the Warrants (the “Stockholder Approval”). Pursuant to the Purchase Agreement, the Company has agreed to use its commercially reasonable efforts to obtain Stockholder Approval as promptly as practicable following the date hereof. In the event the Company is unable to obtain Stockholder Approval following a period of 120 days from the issuance of the Preferred Stock, the dividend rate payable on such Preferred Stock will automatically increase from 15% to 17.5% until such Stockholder Approval is obtained. Except as provided in the Certificate of Designations with respect to an increase in the applicable dividend rate, Holders of the Warrants will not be entitled to any damages as a result of the Company’s failure to obtain such Stockholder Approval.

Section 6. Miscellaneous.

a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(c)(i).

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the

Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares. The Company covenants that, during the period the Warrant is exercisable, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). ***

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of a Holder shall operate as a waiver of such right or otherwise prejudice a Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may not be modified or amended or the provisions hereof waived without the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

FLOTEK INDUSTRIES, INC.

By:
Name:	Jesse E. Neyman
Title:	Chief Financial Officer

PROXY

FLOTEK INDUSTRIES INC.

2009 SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD AT THE FLOTEK CORPORATE OFFICE

2930 W. SAM HOUSTON PARKWAY N, SUITE 300, HOUSTON, TEXAS 77043

ON THURSDAY, OCTOBER 29, 2009 AT 9:00 A.M. LOCAL TIME

THE UNDERSIGNED STOCKHOLDER OF FLOTEK INDUSTRIES INC. (the “Company”) HEREBY APPOINTS Jerry D. Dumas, Sr., a director of the Company, or failing this person, Casey Doherty, Corporate Secretary of the Company, or in the place of the foregoing,                             , (print the name), as proxyholder for and on his behalf, with full power of substitution, to attend, act and vote for and on behalf of the undersigned at the Special Meeting of Stockholders of the Company (the “Meeting”) to be held on October 29, 2009 and at every adjournment thereof, to the same extent and with the same powers as if the undersigned were present at the Meeting, or any adjournment thereof. The stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the undersigned as specified herein.

(Continued and to be signed on the reverse side.)

SPECIAL MEETING OF STOCKHOLDERS OF

FLOTEK INDUSTRIES, INC.

October 29, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.flotekind.com/proxymaterials.

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

ê  Please detach along perforated line and mail in the envelope provided.  ê

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

PROPOSAL 1:	The amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 shares to 80,000,000 shares.	For ☐	Against ☐	Abstain ☐

PROPOSAL 2:	The approval of the ability of the Company to pay dividends in the future in respect of its shares of preferred stock by issuing shares of the Company’s common stock.	For ☐	Against ☐	Abstain ☐

PROPOSAL 3:	The approval of the anti-dilution price protection provision contained in certain warrants issued by the Company in a private placement in August 2009.	For ☐	Against ☐	Abstain ☐

PROPOSAL 4:	The approval of the contingent warrants issued by the Company in a private placement in August 2009.	For ☐	Against ☐	Abstain ☐

*Note* Such other business as may properly come before the meeting or any adjournment thereof.

The undersigned hereby votes shares that each of the undersigned is entitled to vote at the 2009 Special Meeting of Stockholders of Flotek Industries, Inc. as follows. All prior proxies are hereby revoked.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF

FLOTEK INDUSTRIES, INC.

October 29, 2009

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote by phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.